Performance	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Performance	PerformanceRevenue Millicom’s revenue comprises sale of services from its mobile business (including Mobile Financial Services - MFS) and its cable and other fixed services, as well as related devices and equipment. Recurring revenue consists of monthly subscription fees, airtime and data usage fees, interconnection fees, roaming fees, TV services, B2B contracts, MFS commissions and fees from other telecommunications services such as data services, short message services and other value added services.
Revenue from continuing operations by

	2022	2021	2020
	(US$ millions)
Mobile	2,957	2,000	1,759
Cable and other fixed services	2,145	1,938	1,794
Other	69	60	51
Service revenue	5,171	3,997	3,604
Telephone and equipment	454	263	201
Total revenue	5,624	4,261	3,805

Revenue from continuing operations by country or operation

	2022	2021	2020
	(US$ millions)
Colombia	1,335	1,414	1,346
Paraguay	556	555	544
Bolivia	621	623	584
El Salvador	474	445	389
Nicaragua	247	238	220
Costa Rica	137	141	140
Panama	650	632	585
Guatemala (i)	1,614	223	—
Other operations	2	2	3
Eliminations	(12)	(13)	(5)
Total	5,624	4,261	3,805
(i)        Tigo Guatemala is fully consolidated since the acquisition of the remaining 45% shareholding on November 12, 2021. See note A.1.2. for further details.
Accounting for revenue
Revenue recognition
Revenue is recognized at an amount that reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services to a customer.
The Group applies the following practical expedients foreseen in IFRS 15:
•No adjustment to the transaction price for the means of a financing component whenever the period between the transfer of a promised good or service to a customer and the associated payment is one year or less; when the period is more than one year the financing component is adjusted, if material.
•Disclosure in the Group Financial Statements the transaction price allocated to unsatisfied performance obligations only for contracts that have an original expected duration of more than one year (e.g. unsatisfied performance obligations for contracts that have an original duration of one year or less are not disclosed).
•Application of the practical expedient not to disclose the price allocated to unsatisfied performance obligations, if the consideration from a customer corresponds to the value of the entity’s performance obligation to the customer (i.e, if billing corresponds to accounting revenue).
•Application of the practical expedient to recognize the incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that otherwise would have been recognized is one year or less.
Post-paid connection fees are derived from the payment of a non-refundable / one-time fee charged to customer to connect to the network (e.g. connection / installation fee). Usually, it does not represent a distinct good or service, and therefore does not give rise to a separate performance obligation and revenue is recognized over the minimum contract duration. However, if the fee is paid by a customer to get the right to receive goods or services without having to pay this fee again over his tenure with the Group (e.g. the customer can readily extend his contract without having to pay the same fee again), it is accounted for as a material right and revenue should be recognized over the customer retention period.
Post-paid mobile / cable subscription fees are recognized over the relevant enforceable/subscribed service period (recurring monthly access fees that do not vary based on usage). The service provision is usually considered as a series of distinct services that have the same pattern of transfer to the customer. Remaining unrecognized subscription fees, which are not refunded to the customers, are fully recognized once the customer has been disconnected.
Prepaid scratch / SIM cards are services where customers purchase a specified amount of airtime or other credit in advance. Revenue is recognized as the credit is used. Unused credit is carried in the statement of financial position as a contract liability. Upon expiration of the validity period, the portion of the contract liability relating to the expiring credit is recognized as revenue, since there is no longer an obligation to provide those services.
Telephone and equipment sales are recognized as revenue once the customer obtains control of the good. That criteria is fulfilled when the customer has the ability to direct the use and obtain substantially all of the remaining benefits from that good.
Revenue from provision of Mobile Financial Services (MFS), such as commissions on peer to peer transfers, is generally recognized once the primary service has been provided to the customer. Revenue from interest earned on loans granted to customers are recognised over the period of the loan and are based on effective interest rates. Loan origination fees are treated as an adjustment to the effective interest rate.
Customer premise equipment (CPE) are provided to customers as a prerequisite to receive the subscribed Home services and shall be returned at the end of the contract duration. Since CPEs provided over the contract term do not provide benefit to the customer on their own, they do not give rise to separate performance obligations and therefore are accounted for as part of the service provided to the customers.
Bundled offers are considered arrangements with multiple deliverables or elements, which can lead to the identification of separate performance obligations. Revenue is recognized in accordance with the transfer of goods or services to customers in an amount that reflects the relative standalone selling price of the performance obligation (e.g. sale of telecom services, revenue over time + sale of handset, revenue at a point in time).
Principal-Agent, some arrangements involve two or more unrelated parties that contribute to providing a specified good or service to a customer. In these instances, the Group determines whether it has promised to provide the specified good or service itself (as a principal) or to arrange for those specified goods or services to be provided by another party (as an agent). For example, performance obligations relating to services provided by third-party content providers (i.e., mobile Value Added Services or “VAS”) or service providers (i.e., wholesale international traffic) where the Group neither controls a right to the provider’s service nor controls the underlying service itself are presented net because the Group is acting as an agent. The Group generally acts as a principal for other types of services where the Group is the primary obligor of the arrangement. In cases the Group determines that it acts as a principal, revenue is recognized in the gross amount, whereas in cases the Group acts as an agent revenue is recognized in the net amount.
Revenue from the sale of cables, fiber, wavelength or capacity contracts, when part of the ordinary activities of the operation, is recognized as recurring revenue. Revenue is recognized when the cable, fiber, wavelength or capacity has been delivered to the customer, based on the amount expected to be received from the customer.
Revenue from operating lease of tower space is recognized on a straight-line basis over the period of the underlying lease contracts. Finance leases revenue is apportioned between lease of tower space and interest income.
Significant judgments
The determination of the standalone selling price for contracts that involve more than one performance obligation may require significant judgment, such as when the selling price of a good or service is not readily observable.
The Group determines the standalone selling price of each performance obligation in the contract in accordance to the prices that the Group would apply when selling the same services and/or telephone and equipment included in the obligation to a similar customer on a standalone basis. When standalone selling price of services and/or telephone and equipment are not directly observable, the Group maximizes the use of external input and uses the expected cost plus margin approach to estimate the standalone selling price.Expenses
The cost of sales and operating expenses incurred by the Group can be summarized as follows:
Cost of sales

	2022	2021	2020
	(US$ millions)
Direct costs of services sold	(941)	(841)	(748)
Cost of telephone, equipment and other accessories	(441)	(270)	(207)
Bad debt and obsolescence costs	(124)	(86)	(106)
Cost of sales	(1,506)	(1,197)	(1,060)
Operating expenses, net

	2022	2021	2020
	(US$ millions)
Marketing expenses	(570)	(450)	(349)
Site and network maintenance costs	(310)	(233)	(214)
Employee related costs (B.4.)	(494)	(474)	(453)
External and other services	(251)	(164)	(163)
Other operating expenses	(266)	(224)	(204)
Operating expenses, net	(1,890)	(1,546)	(1,383)
The other operating income and expenses incurred by the Group can be summarized as follows:
Other operating income (expenses), net

	Notes	2022	2021	2020
		(US$ millions)
Impairment of intangible assets and property, plant and equipment	E.1., E.2.	(7)	(6)	—
Gain (loss) on disposals of intangible assets and property, plant and equipment		1	5	—
Impairment of AirtelTigo's receivable	G.5.	—	—	(45)
Reverse earn-out in respect of Zantel's acquisition (i)		2	11	—
Gain (loss) on disposal of equity investments	C.7.3.	—	(15)	25
Other income (expenses) (ii)		2	10	9
Other operating income (expenses), net		(2)	5	(12)
(i)     In January 2022, Millicom received $11 million from Etisalat as earn-out income related to the purchase of Zantel in 2015. This settlement was considered as an adjusting event and recorded in 'other operating income' in the 2021 statement of income.
(ii) In 2021, other income (expenses) can be mainly attributed to social obligations spectrum liability derecognition in Paraguay of $4 million and reversal provision related to Ghana of $4 million.
B.2.1. Accounting for cost of sales and operating expenses
Cost of sales
Cost of sales is recorded on an accrual basis.
Incremental costs of obtaining a contract
Incremental costs of obtaining a contract, including dealer commissions, are capitalized as Contract Costs in the statement of financial position and amortized in operating expenses over the expected benefit period, which is based on the average duration of contracts with customer (see practical expedient in note B.1.1.).
Segmental information
Management determines operating and reportable segments based on information used by the chief operating decision maker (CODM) to make strategic and operational decisions from both a business and geographic perspective. The Millicom Group’s risks and rates of return for its operations were predominantly affected by operating in different geographical regions. Until the divestiture of our Tanzania business, as discussed above, the Millicom Group had businesses in two main regions, Latin America and Africa, which constituted our two reportable segments. As a result of the sale of the Tanzania business and its classification as a discontinued operation, we no longer report an Africa segment in our financial statements and will no longer report it for future periods. The Group now only operates in a single region, Latin America.
As a result, the Group now reports a single segment, called the "Group Segment," which includes the results of our Latin American operations, and regional and central corporate costs. Group Segment figures will continue to include our Honduras joint venture as if it was fully consolidated, as this reflects the way management reviews and uses internally reported information to make decisions about operating matters and to provide increased transparency to investors on those operations. Group Segment figures also include our operations in Guatemala as if they were fully consolidated for all comparative periods, for the same reasons. On November 12, 2021, we acquired the remaining 45% equity interest in our Guatemala joint venture business, and we now fully consolidate our operations in Guatemala. Prior to this date, we held a 55% stake in our operations in Guatemala and accounted for it using the equity method of accounting, along with our operations in Honduras.
Revenue, operating profit (loss), EBITDA and other segment information for the years ended December 31, 2022, 2021 and 2020, were as follows:

	Group Segment (viii)	Honduras (vii)	Eliminations and transfers	Group
	(US$ millions)
Year ended December 31, 2022
Mobile revenue	3,392	(436)	1	2,957
Cable and other fixed services revenue	2,247	(108)	7	2,145
Other revenue	73	(5)	—	69
Service revenue (i)	5,712	(549)	8	5,171
Telephone and equipment revenue	491	(37)	—	454
Revenue	6,203	(586)	8	5,624
Operating profit (loss)	1,004	(121)	32	915
Add back:
Depreciation and amortization	1,454	(112)	1	1,344
Share of profit in joint ventures	—	—	(32)	(32)
Other operating expenses (income), net	(1)	3	(1)	2
EBITDA (ii)	2,457	(230)	1	2,228
EBITDA from discontinued operations	24	—	—	24
EBITDA incl discontinued operations	2,482	(230)	1	2,252
Capital expenditure (iii)	(1,042)	85	—	(957)
Spectrum paid	(93)	—	—	(93)
Changes in working capital and others (iv)	(95)	(26)	—	(121)
Taxes paid	(365)	49	—	(316)
Operating free cash flow (v)	887	(122)	1	765
Total Assets (vi)	14,543	(1,004)	660	14,198
Total Liabilities	11,097	(603)	70	10,565

(i)     Service revenue is revenue related to the provision of ongoing services such as monthly subscription fees for mobile and broadband, airtime and data usage fees, interconnection fees, roaming fees, mobile finance service commissions and fees from other telecommunications services such as data services, short message services, installation fees and other value-added services excluding telephone and equipment sales.
(ii)    EBITDA is operating profit excluding impairment losses, depreciation and amortization and gains/losses on the disposal of fixed assets.
(iii)    Excluding spectrum and licenses.
(iv)    ‘Changes in working capital and others’ include changes in working capital as stated in the cash flow statement as well as share based payments expense.
(v)    Operating Free Cash Flow is EBITDA less capex, less spectrum paid, less change in working capital, other non-cash items (share-based payment expense) and taxes paid. From 2022, the Group changed the definition of Operating Free Cash Flow to include spectrum paid in response to feedback from users of our financial statements who prefer a more comprehensive view of our cash flow generation.
(vi)    Segment assets include goodwill and other intangible assets.
(vii)    Including eliminations for Guatemala (prior to acquisition) and Honduras as reported in the Group Segment.
(viii)    As further explained above, Group Segment numbers include Guatemala (until acquisition in November 2021) and Honduras as if they were fully consolidated, and excludes Africa.

	Group Segment (viii)	Guatemala and Honduras (vii)	Eliminations and transfers	Group
	(US$ millions)
Year ended December 31, 2021
Mobile revenue	3,372	(1,372)	—	2,000
Cable and other fixed services revenue	2,273	(334)	—	1,938
Other revenue	68	(8)	—	60
Service revenue (i)	5,712	(1,715)	—	3,997
Telephone and equipment revenue	503	(240)	—	263
Revenue	6,216	(1,955)	—	4,261
Operating profit (loss)	983	(574)	210	619
Add back:
Depreciation and amortization	1,516	(403)	—	1,113
Share of profit in joint ventures	—	—	(210)	(210)
Other operating expenses (income), net	(5)	—	—	(5)
EBITDA (ii)	2,494	(977)	—	1,517
EBITDA from discontinued operations	121	—	—	121
EBITDA incl discontinued operations	2,615	(977)	—	1,638
Capital expenditure (iii)	(1,065)	238	—	(827)
Spectrum paid	(59)	22	—	(37)
Changes in working capital and others (iv)	(51)	(13)	—	(65)
Taxes paid	(271)	143	—	(127)
Operating free cash flow (v)	1,169	(587)	—	582
Total Assets (vi)	15,484	(6,432)	6,088	15,141
Total Liabilities	12,934	(1,763)	1,229	12,401

	Group Segment (viii)	Guatemala and Honduras (vii)	Eliminations and transfers	Group
	(US$ millions)
Year ended December 31, 2020
Mobile revenue	3,220	(1,461)	—	1,759
Cable and other fixed services revenue	2,096	(302)	—	1,794
Other revenue	58	(6)	—	51
Service revenue (i)	5,374	(1,769)	—	3,604
Telephone and equipment revenue (i)	466	(266)	—	201
Revenue	5,840	(2,035)	—	3,805
Operating profit (loss)	763	(536)	175	402
Add back:
Depreciation and amortization	1,572	(453)	—	1,119
Share of profit in joint ventures	—	—	(171)	(171)
Other operating expenses (income), net	19	(3)	(4)	12
EBITDA (ii)	2,354	(992)	—	1,362
EBITDA from discontinued operations	129	—	—	129
EBITDA incl discontinued operations	2,483	(992)	—	1,491
Capital expenditure (iii)	(973)	258	—	(714)
Spectrum paid	(6)	—	—	(6)
Changes in working capital and others (iv)	65	(43)	—	22
Taxes paid	(273)	131	—	(142)
Operating free cash flow (v)	1,297	(645)	—	651
Total Assets (vi)	14,266	(5,116)	(859)	12,422
Total Liabilities	11,563	(2,044)	(987)	10,148
Revenue from contracts with customers from continuing operations:

		Twelve months ended December 31, 2022	Twelve months ended December 31, 2021	Twelve months ended December 31, 2020
$ millions	Timing of revenue recognition	Group	Group	Group
Mobile	Over time	2,916	1,963	1,727
Mobile Financial Services	Point in time	40	37	32
Cable and other fixed services	Over time	2,145	1,938	1,794
Other	Over time	69	60	51
Service Revenue		5,171	3,997	3,604
Telephone and equipment	Point in time	454	263	201
Revenue from contracts with customers		5,624	4,261	3,805
People
Number of permanent employees

	2022	2021	2020
Subsidiaries (i)	18,534	19,749	16,955
Joint ventures (ii)	912	938	4,464
Total	19,446	20,687	21,419
(i)    Emtelco (subsidiary of EPM) headcount are excluded from this disclosure and any internal reporting because their costs are classified as direct costs and not employee related costs. Includes Guatemala for 2021.
(ii)    Only Honduras for 2022 and 2021. Includes also Guatemala and Ghana for 2020.

	Notes	2022	2021	2020
		(US$ millions)
Wages and salaries		(372)	(361)	(337)
Social security		(69)	(66)	(62)
Share based compensation	B.4.1.	(29)	(16)	(23)
Pension and other long-term benefit costs	B.4.2.	(2)	(6)	(4)
Other employees related costs		(22)	(25)	(27)
Total		(494)	(474)	(453)
Share-based compensation
1.Equity-settled
Millicom shares granted to management and key employees includes share-based compensation in the form of long-term share incentive plans. Since 2016, Millicom has two types of annual plans, a performance share plan (PSP) and a deferred share plan (DSP). The different plans are further detailed below.
Cost of share-based compensation

	2022	2021	2020
	(US$ millions)
2018 incentive plans	—	—	(2)
2019 incentive plans	—	3	(8)
2020 incentive plans	(3)	(3)	(13)
2021 incentive plans	(11)	(17)	—
2022 incentive plans	(15)	—	—
Total share based compensation	(29)	(17)	(24)
Deferred share plan (unchanged since 2014, except for vesting schedule)
As from the 2019 plan, shares vest at a rate of 30% on January 1 of each of year one and two, and the remaining 40% on January 1 of year three. Vesting is conditional upon the participant remaining employed with Millicom at each vesting date. The cost of this long-term incentive plan, which is not conditional on performance conditions, is calculated as follows:
Fair value (share price) of Millicom’s shares at grant date x number of shares expected to vest.
Performance share plan (for plans issued from 2018)
Shares granted under this performance share plan vest at the end of the three-year period, subject to performance conditions, 25% based on Relative Total Shareholder Return (“Relative TSR”), 25% based on the achievement of the Service Revenue target measured on a 3-year CAGRs from year one to year three of the plan (“Service Revenue”) and 50% based on the achievement of the Operating Free Cash Flow (“Operating Free Cash Flow”) target measured on a 3-year CAGRs from year one to year three of the plan. From 2020 onwards, the Operating Free Cash Flow target has been redefined to consider payments made in respect of leases. As a result, the target is since then the Operating Free Cash Flow after Leases ("OFCFaL").
For the performance share plans, and in order to calculate the fair value of the TSR portion of those plans, it is necessary to make a number of assumptions which are set out below. The assumptions have been set based on an analysis of historical data as at grant date.
Performance share plan (for plans issued from 2021)
Shares granted under this performance share plan generally follow the same rules as for previous performance share plans. However, for LTI 2021 plan, Millicom had added a time vesting Restricted Stock Units (“RSU’s”) representing 35% of the total award. The RSU’s will be vesting at the end of three years depending on satisfactory service condition. RSU's have been removed from the plan rules from 2022. The Relative TSR, which account for 20% of the award, will be measured over the 10 trading days before / after December 31 of the last year of the corresponding three-year measurement period. The Service Revenue (LTI 2022: 30%; LTI 2021: 15%) and Operating Cash Flow after Leases ("OCFaL") (LTI 2022: 50%; LTI 2021: 30%) performance conditions will not be measured based on a CAGR anymore but on the actual cumulative achievement against the 3-year cumulative targets to better reflect the performance over the three-year period rather than simply the end point as is the case with a CAGR target.
For the performance share plans, and in order to calculate the fair value of the TSR portion of those plans, it is necessary to make a number of assumptions which are set out below. The assumptions have been set based on an analysis of historical data as at grant date.
Assumptions and fair value of the shares under the TSR portion(s)

	Risk-free rate %	Dividend yield %	Share price volatility(i) %	Award term (years)	Share fair value (in US$)
Performance share plan 2022 (Relative TSR)	2.01	0.00	47.94	2.80	29.12
Performance share plan 2021 (Relative TSR)	0.29	1.28	46.28	2.82	52.99
Performance share plan 2020 (Relative TSR)	0.61	1.47	24.54	2.93	55.66
Performance share plan 2019 (Relative TSR)	(0.24)	3.01	26.58	2.93	49.79
Performance share plan 2018 (Relative TSR)	(0.39)	3.21	30.27	2.93	57.70
(i)    Historical volatility retained was determined on the basis of a three-year historic average.
The cost of the long-term incentive plans which are conditional on market conditions is calculated as follows:
Fair value (market value) of shares at grant date (as calculated above) x number of shares expected to vest.
The cost of these plans is recognized, together with a corresponding increase in equity (share compensation reserve), over the period in which the performance and/or employment conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award. Adjustments are made to the expense recorded for forfeitures, mainly due to management and employees leaving Millicom. Non-market performance conditions are not taken into account when determining the grant date fair value of awards, but the likelihood of the conditions being met is assessed as part of the Group’s best estimate of the number of equity instruments that will ultimately vest.
No expense is recognized for awards that do not ultimately vest, except for awards where vesting is conditional upon a market condition (such as the Relative TSR). These are treated as vested, regardless of whether or not the market conditions are satisfied, provided that all other performance conditions are satisfied. Where the terms of an equity-settled award are modified, as a minimum an expense is recognized as if the terms had not been modified. In addition, an expense is recognized for any modification that increases the total fair value of the share based payment arrangement, or is otherwise beneficial to the employee as measured at the date of modification.
Plan awards and shares expected to vest

	2022 plans		2021 plans		2020 plans		2019 plans
	PSP	DSP	PSP	DSP	PSP	DSP	PSP	DSP
			(number of shares)
Initial shares granted	306,641	865,862	451,363	536,890	341,897	370,131	257,601	297,856
Additional shares granted(i)	—	47,588	—	5,824	—	5,928	—	43,115
Effect of the Right Offering(ii)	83,926	227,947	115,575	93,375	20,862	32,526	—	—
Revision for forfeitures	—	(21,990)	(25,938)	(28,130)	(265,632)	(34,857)	(257,293)	(32,253)
Revision for cancellations	—	—	—	(9,250)	—	(4,996)	—	—
Total before issuances	390,567	1,119,407	541,000	598,709	97,127	368,732	308	308,718
Shares issued in 2019	—	—	—	—	—	—	(150)	(24,294)
Shares issued in 2020	—	—	—	—	—	(3,571)	(17)	(96,629)
Shares issued in 2021	—	—	(1,121)	(5,760)	—	(113,653)	—	(87,141)
Shares issued in 2022	—	(13,957)	(2,071)	(160,596)	—	(100,362)	(141)	(100,654)
Performance conditions not met	—	—	—	—	(97,127)	—	—	—
Shares still expected to vest	390,567	1,105,450	537,808	432,353	—	151,146	—	—
Estimated cost over the vesting period (US$ millions)	7	20	16	19	4	15	na	na
(i)    Additional shares granted represent grants made for new joiners and/or as per CEO contractual arrangements.
(ii)     In 2022, as per plan rules, additional shares have been granted to all participants for unvested plans as a result of the effect of the right offering (see note C.1. ).

2.Cash-settled
In 2021, and in the light of the impact on future LTI awards as a consequence of the impact of COVID-19 on our business, the Board awarded a one-time Retention Plan to a selected group of executives, including the CEO and CFO. The plan is based on Market Stock Units (“MSU”) and is a performance-based scheme where the outcome is dependent on the share price at the time of vesting. The number of MSUs granted to each participant was determined on the basis of a share price at inception of $33.83 for Tranche 2022 and $36.90 for Tranche 2023 (targets consider that Millicom share price at grant date - $30.75 - will appreciate 10% for Tranche 2022 and 20% for tranche 2023 from the grant price). The aforementioned share prices and number of units granted have been amended as a result of the effect of the right offering (see note C.1. ). At the vesting date, the value of the MSU will be determined by the 30-trading day average share price ending on June 30, 2022 for Tranche 2022, and the 30-trading day average share price ending on June 30, 2023 for Tranche 2023. For each Tranche, the payment will be made in cash 12 months after those dates, provided the participant is still employed (subject to limited allowances for good leavers). For every participant, payment is capped at 150% of their Target MSU Award Value set up for each Tranche. Participants of the Retention Plan were required to forfeit their awards under the LTI plans 2019 and 2020 in respect of the Financial targets (Service Revenue and Operating Cash flow growths), provided that the TSR component will continue to be active for these schemes.

The MSU is a cash-settled share-based payment plan and Millicom will measure the services acquired over the relevant service period and the liability incurred at the fair value of the liability. Until the liability is settled, Millicom is required to remeasure the fair value of the liability at the end of each reporting period and at the date of settlement, with any changes in value recognised the statement of income.
As of December 31, 2022 and 2021, the fair value of the liability amounts to $2 million and $3 million, respectively, and was determined by using Millicom's share price (using a Black-Scholes model would not result in material differences). The related cost for the years ended December 31, 2022 and 2021, amounts to a credit of $1 million (as a result of the share price decrease over the year) and an expense of $3 million, respectively.Pension and other long-term employee benefit plans
Pension plans
The pension plans apply to employees who meet certain criteria (including years of service, age and participation in collective agreements).
Pension and other similar employee related obligations can result from either defined contribution plans or defined benefit plans. A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity. No further payment obligations exist once the contributions have been paid. The contributions are recognized as employee benefit expenses when they are due. Prepaid contributions are recognized as assets to the extent that a cash refund or a reduction in future payments is available.
Defined benefit pension plans define an amount of pension benefit that an employee will receive on retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in the statement of financial position in respect of the defined benefit pension plan is the present value of the defined benefit obligation at the statement of financial position date less the fair value of plan assets, together with adjustments for unrecognized actuarial gains or losses and past service costs. The defined benefit obligation is calculated annually by independent actuaries. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows, using an appropriate discount rate based on maturities of the related pension liability.
Re-measurement of net defined benefit liabilities are recognized in other comprehensive income and not reclassified to the statement of income in subsequent years.
Past service costs are recognized in the statement of income on the earlier of the date of the plan amendment or curtailment, and the date that the Group recognizes related restructuring costs.
Net interest is calculated by applying the discount rate to the net defined benefit asset/liability.
Long-service plans
Long-service plans apply for Colombian subsidiary UNE employees with more than five years of service whereby additional bonuses are paid to employees that reach each incremental length of service milestone (from five to 40 years).
Termination plans
In addition, UNE has a number of employee defined benefit plans. The level of benefits provided under the plans depends on collective employment agreements and Colombian labor regulations. There are no defined assets related to the plans, and UNE make payments to settle obligations under the plans out of available cash balances.
At December 31, 2022, the defined benefit obligation liability amounted to $37 million (2021: $42 million) and payments expected in the plans in future years totals $77 million (2021: $81 million). The average duration of the defined benefit obligation at December 31, 2022 is 4 years (2021: 5 years). The termination plans apply to employees that joined UNE prior to December 30, 1996. The level of payments depends on the number of years in which the employee has worked before retirement or termination of their contract with UNE.
Except for the UNE pension plan described above, there are no other significant defined benefits plans in the Group.Directors and executive managementThe remuneration of the members of the Board of Directors comprises an annual fee and shares. Director remuneration is proposed by the Nomination Committee and approved by the shareholders at their Annual General Meeting (AGM).
Remuneration charge for the non-executive Directors of the Board (gross of withholding tax)

	2022	2021	2020
	(US$ ’000)
Chairperson	315	300	300
Other non-executive directors of the Board	1,408	1,338	1,188
Total (i)	1,723	1,638	1,488

Shares beneficially owned by the non-executive Directors

	2022	2021
	(number of shares)
Chairperson	43,891	18,634
Other non-executive directors of the Board	152,298	61,022
Total (i)	196,189	79,656
(i)Cash compensation is denominated in USD. Share based compensation is based on the market value of Millicom shares on the corresponding AGM date (2022: in total 41,167 shares; 2021: in total 24,737 shares; 2020: in total 32,358 shares. Net remuneration comprised 73% in shares and 27% in cash (SEK) (2021: 73% in shares and 27% in cash; 2020: 71% in shares and 29% in cash).
The remuneration of executive management of Millicom comprises an annual base salary, an annual bonus, share based compensation, social security contributions, pension contributions and other benefits. Bonus and share based compensation plans (see note B.4.1.) are based on actual and future performance. Share based compensation is granted once a year by the Compensation Committee of the Board.
If the employment of Millicom’s senior executives is terminated, severance of up to 12 months’ salary is potentially payable.
The annual base salary and other benefits of the Chief Executive Officer (CEO) and the Executive Vice Presidents (Executive team) are proposed by the Compensation Committee and approved by the Board.
Remuneration charge for the Executive Team

	Mr. Mauricio Ramos	Mr. Sheldon Bruha	Mr. Tim Pennington	Other Executive Team Members (5 members)
	(US$ ’000)
2022
Base salary	1,216	598	581	2,883
Bonus	1,650	541	—	2,044
Pension	287	144	87	663
Other benefits	82	67	40	312
MSU (v)	373	—	67	174
Termination benefits	—	—	877	—
Total before share based compensation	3,608	1,351	1,653	6,076
Share based compensation(i)(ii) in respect of 2022 LTIP (iv)	5,567	688	888	4,927
Total	9,175	2,039	2,540	11,004

	Mr. Mauricio Ramos	Mr. Tim Pennington	Other Executive Team Members (5 members)
	(US$ ’000)
2021
Base salary	1,185	708	2,783
Bonus	2,164	969	2,718
Pension	284	106	652
Other benefits	88	46	791
MSU (v)	991	198	545
Total before share based compensation	4,712	2,027	7,489
Share based compensation(i)(ii) in respect of 2020 LTIP (iv)	7,914	1,652	5,383
Total	12,626	3,679	12,872

	Mr. Mauricio Ramos	Mr. Tim Pennington	Other Executive Team Members (5 members) (iii)
	(US$ ’000)
2020
Base salary	1,173	670	2,612
Bonus	1,301	509	1,837
Pension	285	100	663
Other benefits	82	38	303
Total before share based compensation	2,841	1,317	5,414
Share based compensation(i)(ii) in respect of 2019 LTIP (iv)	7,114	1,834	3,796
Total	9,955	3,151	9,210
(i)    See note B.4.1.
(ii)    290,049 and 338,171 were awarded in 2022 under the 2019 LTIPs to Mauricio Ramos and the Executive Team (2021: 196,904 and 211,578, respectively; 2020: 153,894 and 135,269, respectively).
(iii)    'Other Executives' includes compensation paid in 2020 to Rachel Samren former Chief External Affairs Officer (departed on August 31, 2020) and to HL Rogers former Chief Ethics and Compliance Officer (departed on January 1, 2020). Additionally other Benefits' for 'Other Executives' include medical and dental insurance for Daniel Loria, former CHRO.
(iv)    Calculated based on the closing Millicom share price on the Nasdaq in the US at the grant date.
(v)    Represents the amount earned in the year.

Share ownership and unvested share awards granted from Company equity plans to the Executive team

	CEO	Executive team	Total
	(number of shares)
2022
Share ownership (vested from equity plans and otherwise acquired)	426,607	297,061	723,668
Share awards not vested	519,006	593,765	1,112,771
2021
Share ownership (vested from equity plans and otherwise acquired)	232,562	221,407	453,969
Share awards not vested	278,666	295,568	574,234
Other non-operating (expenses) income, net
Non-operating items mainly comprise changes in fair value of derivatives and the impact of foreign exchange fluctuations on the results of the Group.

		December 31
	Note	2022	2021	2020
		(US$ millions)
Change in fair value of derivatives	C.7.2.	12	3	(11)
Change in fair value in investment in Milvik (i)		(6)	—	—
Change in fair value in investment in Jumia (vi)		—	—	(18)
Change in fair value in investment in HT (ii)	C.7.3.	—	18	(16)
Change in value of call option asset and put option liability (iii)	C.7.4.	(1)	(31)	5
Exchange gains (losses), net		(84)	(42)	(69)
Other		1	2	2
Total other non-operating (expenses) income, net		(78)	(49)	(107)
(i) )(Milvik) Please see note A.3.
(ii) In June 2021, Millicom disposed of its entire stake in HT for a total net consideration of $163 million, triggering a net loss on disposal of $15 million recorded in the statement of income under ‘other operating income (expenses), net’. The changes in fair value prior to the disposal were shown under "Other non-operating (expenses) income, net"
(iii) Until June 29, 2022, date on which the non-controlling shareholders of Tigo Panama exercised their put option right to sell their remaining 20% shareholding to Millicom (see note A.1.2.).
(vi) In June 2020, Millicom disposed of its entire stake in Jumia for a total net consideration of $29 million, triggering a net gain on disposal of $15 million recorded in the statement of income under ‘other operating income (expenses), net’. The changes in fair value prior to the disposal were shown under "Other non-operating (expenses) income, net" .
Foreign exchange gains and losses
Transactions denominated in a currency other than the functional currency are translated into the functional currency using exchange rates prevailing at the transaction dates. Foreign exchange gains and losses resulting from the settlement of such transactions, and on translation of monetary assets and liabilities denominated in currencies other than the functional currency at year-end exchange rates, are recognized in the consolidated statement of income, except when deferred in equity as qualifying cash flow hedges.TaxationIncome tax expense Tax mainly comprises income taxes of subsidiaries and withholding taxes on intra-group dividends and royalties for use of Millicom trademarks and brands. Millicom operations are in jurisdictions with income tax rates of 10% to 35% levied on either revenue or profit before income tax (2021: 10% to 35%; 2020: 10% to 35%). Income tax relating to items recognized directly in equity is recognized in equity and not in the consolidated statement of income.
Income tax charge

	2022	2021	2020
	(US$ millions)
Income tax (charge) credit
Withholding tax	(70)	(56)	(83)
Other income tax relating to the current year	(165)	(106)	(60)
Adjustments in respect of prior years(i)	(39)	(13)	(12)
Total	(274)	(175)	(155)
Deferred tax (charge) credit
Origination and reversal of temporary differences	168	72	95
Effect of change in tax rates	—	29	(5)
Tax income (expense) before valuation allowances	168	101	90
Effect of valuation allowances	(114)	(81)	(15)
Total	54	20	75
Adjustments in respect of prior years	(2)	(3)	8
	52	17	83
Tax (charge) credit on continuing operations	(222)	(158)	(72)
Tax (charge) credit on discontinuing operations	(3)	(31)	(29)
Total tax (charge) credit	(225)	(189)	(101)
(i) Mainly due to the adherence to a tax amnesty in one of our operations for a total cash outflow of $40 million, out of which $34 million have been provided for in 2022 and the rest in previous years.
Reconciliation between the tax expense and tax at the weighted average statutory tax rate is as follows:
Income tax calculation

	2022			2021			2020
	Continuing operations	Discontinued operations	Total	Continuing operations	Discontinued operations	Total	Continuing operations	Discontinued operations	Total
	(US$ millions)
Profit before tax	238	116	354	728	3	731	(252)	(31)	(283)
Tax at the weighted average statutory rate	(47)	(27)	(74)	(153)	(1)	(154)	76	9	85
Effect of:
Items taxed at a different rate	37	—	37	9	—	9	1	—	1
Change in tax rates on deferred tax balances	—	—	—	29	—	29	(5)	—	(5)
Expenditure not deductible and income not taxable	1	26	27	83	(4)	79	(99)	(7)	(106)
Unrelieved withholding tax	(68)	—	(68)	(55)	—	(55)	(83)	—	(83)
Accounting for associates and joint ventures	9	—	9	41	—	41	42	—	42
Movement in deferred tax on unremitted earnings	1	—	1	(15)	—	(15)	15	—	15
Unrecognized deferred tax assets	(114)	(2)	(116)	(138)	(6)	(144)	(23)	(4)	(27)
Recognition of previously unrecognized deferred tax assets	—	—	—	57	—	57	8	—	8
Adjustments in respect of prior years	(41)	—	(41)	(16)	(20)	(36)	(4)	(27)	(31)
Total tax (charge) credit	(222)	(3)	(225)	(158)	(31)	(189)	(72)	(29)	(101)
Weighted average statutory tax rate	19.7%		20.9%	21.0%		21.1%	30.2%		30.0%
Effective tax rate	93.3%		63.6%	21.7%		25.9%	(28.6)%		(35.7)%
Current tax assets and liabilities Current tax assets and liabilities for current and prior periods are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rate and tax laws used to compute the amount are those enacted or substantively enacted by the statement of financial position date.
B.6.3. Deferred tax
Deferred tax is calculated using the liability method on temporary differences at the statement of financial position date between the tax base of assets and liabilities and their carrying amount for financial reporting purposes.
Deferred tax liabilities are recognized for all taxable temporary differences, except where the deferred tax liability arises from the initial recognition of goodwill or of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting, nor taxable profit or loss.
Deferred tax assets are recognized for all temporary differences including unused tax credits and tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences can be utilized, except where the deferred tax assets relate to deductible temporary differences from initial recognition of an asset or liability in a transaction that is not a business combination, and, at the time of the transaction, affects neither accounting, nor taxable profit or loss. It is probable that taxable profit will be available when there are sufficient taxable temporary differences relating to the same tax authority and the same taxable entity which are expected to reverse in the same period as the expected reversal of the deductible temporary difference.
The carrying amount of deferred tax assets is reviewed at each statement of financial position date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to utilize them. Unrecognized deferred tax assets are reassessed at each statement of financial position date and are recognized to the extent it is probable that future taxable profit will enable the asset to be recovered.
Deferred tax assets and liabilities are measured at the tax rate expected to apply in the year when the assets are realized or liabilities settled, based on tax rates and tax laws that have been enacted or substantively enacted at the statement of financial position date. Deferred tax assets and deferred tax liabilities are offset where legally enforceable set off rights exist and the deferred taxes relate to the same taxable entity and the same taxation authority.
Deferred tax

	Fixed assets	Unused tax losses	Unremitted earnings	Other	Offset	Total
	(US$ millions)
Balance at December 31, 2020	(142)	187	(11)	(46)	—	(12)
Deferred tax assets	97	187	—	102	(189)	197
Deferred tax liabilities	(239)	—	(11)	(148)	189	(209)
Balance at December 31, 2020	(142)	187	(11)	(46)	—	(12)
(Charge)/credit to income statement	23	(27)	(15)	16	—	(3)
Change in scope	(9)	—	—	3	—	(6)
Charge to Other Comprehensive Income	—	—	—	(1)	—	(1)
Exchange differences	(2)	(4)	—	(6)	—	(12)
Balance at December 31, 2021	(130)	156	(26)	(34)	—	(34)
Deferred tax assets	97	156	—	162	(235)	180
Deferred tax liabilities	(227)	—	(26)	(196)	235	(214)
Balance at December 31, 2021	(130)	156	(26)	(34)	—	(34)
Transfers to Assets Held for Sale	57	—	—	(9)	—	48
(Charge)/credit to income statement	29	(131)	1	153	—	52
Charge to Other Comprehensive Income	—	—	—	1	—	1
Exchange differences	—	(3)	—	(8)	—	(11)
Balance at Balance at 31 December 2022	(44)	22	(25)	103	—	56

Deferred tax assets	109	22	—	104	(31)	204
Deferred tax liabilities	(153)	—	(25)	(1)	31	(148)
Balance at December 31, 2022	(44)	22	(25)	103	—	56

Deferred tax assets have not been recognized in respect of the following deductible temporary differences:

	Fixed assets	Unused tax losses	Other	Total
	(US$ millions)
At December 31, 2022	90	5,535	71	5,696
At December 31, 2021	117	4,856	103	5,076
Unrecognized tax losses carryforward related to continuing operations expire as follows:

	2022	2021	2020
	(US$ millions)
Expiry:
Within one year	—	1	3
Within one to five years	3	2	3
After five years	1,598	1,232	1,089
No expiry	3,934	3,621	3,573
Total	5,535	4,856	4,668
With effect from 2017, Luxembourg tax losses incurred may be carried forward for a maximum of 17 years. Losses incurred before 2017 may be carried forward without limitation of time.
At December 31, 2022, Millicom had $640 million of unremitted earnings of Millicom operating subsidiaries for which no deferred tax liabilities were recognized (2021: $725 million; 2020: $621 million). Except for intragroup dividends to be paid out of 2022 profits in 2023 for which deferred tax of $25 million (2021: $26 million; 2020 $11 million) has been provided, it is anticipated that intra-group dividends paid in future periods will be made out of profits of future periods.
B.7. Earnings per share
Basic earnings (loss) per share are calculated by dividing net profit for the year attributable to equity holders of the Company by the weighted average number of ordinary shares outstanding during each year.
Diluted earnings (loss) per share are calculated by dividing the net profit for the year attributable to equity holders of the Company by the weighted average number of ordinary shares outstanding during each year, plus the weighted average number of dilutive potential shares.
Net profit/(loss) used in the earnings (loss) per share computation

	2022	2021(ii) (iii)	2020(ii) (iii)
	(US$ millions)
Basic and Diluted
Net profit (loss) attributable to equity holders from continuing operations	64	618	(284)
Net profit (loss) attributable to equity holders from discontinued operations	113	(28)	(60)
Net profit (loss) attributable to all equity holders to determine the profit (loss) per share	177	590	(344)

in thousands
Weighted average number of ordinary shares for basic and diluted earnings per share	139,049	128,571	128,625
Potential shares as a result of long term incentive plans	640	549	355
Weighted average number of ordinary shares (excluding treasury shares) adjusted for the effect of dilution (i)	139,690	129,120	128,980

	(U.S. dollars)
Basic
Earnings (loss) per common share for profit (loss) from continuing operations attributable to owners of the Company	0.46	4.81	(2.21)
Earnings (loss) per common share for profit (loss) from discontinued operations attributable to owners of the Company	0.81	(0.22)	(0.47)
Earnings (loss) per common share for profit (loss) for the period attributable to owners of the Company	1.27	4.59	(2.68)
Diluted
Earnings (loss) per common share for profit (loss) from continuing operations attributable to owners of the Company	0.46	4.79	(2.20)
Earnings (loss) per common share for profit (loss) from discontinued operations attributable to owners of the Company	0.81	(0.22)	(0.47)
Earnings (loss) per common share for profit (loss) for the period attributable to owners of the Company	1.27	4.57	(2.67)
(i) For the purpose of calculating the diluted earnings (loss) per common share, the weighted average outstanding shares used for the basic earnings (loss) per common share were increased only by the portion of the shares which have a dilutive effect on the earnings (loss) per common share.
(ii) Re-presented for discontinued operations (see note A.4.).
(iii) As required by IAS 33 ‘Earnings per share’ the impact of the bonus element included within the rights offering (see note C.1. ) has been included in the calculations of the basic and diluted earnings per share for the current year/period and comparative figures have been re-presented accordingly.

Disclosure of main subsidiaries	Our main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2022 % holding	December 31, 2021 % holding	December 31, 2020 % holding
Telemovil El Salvador S.A. de C.V.	El Salvador	Mobile, MFS, Cable, DTH	100	100	100
Millicom Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Telefonica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, MFS, Cable	100	100	100
Telefonica Celular del Paraguay S.A.	Paraguay	Mobile, MFS, Cable, Pay-TV	100	100	100
Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.) (i).	Panama	Cable, Pay-TV, Internet, DTH, Fixed-line	100	80	80
Grupo de Comunicaciones Digitales, S.A. (formerly Telefonica Moviles Panama, S.A.)(ii)	Panama	Mobile	100	80	80
Telefonia Celular de Nicaragua S.A. (ii)	Nicaragua	Mobile	100	100	100
Colombia Móvil S.A. E.S.P. (iii)	Colombia	Mobile	50-1 share	50-1 share	50-1 share
UNE EPM Telecomunicaciones S.A.(iii)	Colombia	Fixed-line, Internet, Pay-TV, Mobile	50-1 share	50-1 share	50-1 share
Edatel S.A. E.S.P. (iii)	Colombia	Fixed-line, Internet, Pay-TV, Cable	50-1 share	50-1 share	50-1 share
Comunicaciones Celulares S.A. (iv) (v)	Guatemala	Mobile, MFS	100	100	55
Navega.com S.A. (iv) (v)	Guatemala	Cable, DTH	100	100	55
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations B.V.	Netherlands	Holding Company	100	100	100
Millicom Telecommunications S.A.	Luxembourg	Holding Company	100	100	100
InfraCo S.A.	Luxembourg	Holding Company	100	na	na
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
MIC Latin America B.V.	Netherlands	Holding Company	100	100	100
Millicom Holding B.V.	Netherlands	Holding Company	100	100	100
Millicom International Services LLC	USA	Services Company	100	100	100
Millicom Services UK Ltd	UK	Services Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100
* Also reflects the voting interest, except in Colombia where voting interest is 50% + 1 share for each of the three entities.
(i)    Acquisition completed on December 13, 2018. Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.) is fully consolidated as Millicom has the majority of voting shares to direct the relevant activities. See note A.1.2..
(ii)    Companies acquired during 2019. See note A.1.2..
(iii)    Fully consolidated as Millicom has the majority of voting shares to direct the relevant activities.
(iv) Acquisition completed on November 12, 2021(see Note A.1.2.). Millicom now owns 100% equity interest in Tigo Guatemala compared to 55% before the transaction. While Millicom owned more than 50% of the shares in these entities and had the right to nominate a majority of the directors of each of these entities, key decisions over the relevant activities were taken by a super majority vote. This effectively gave either shareholder the ability to veto any decision and therefore neither shareholder had sole control over the entity. Therefore, the operations of these joint ventures were accounted for under the equity method. See note A.2.1..
(v)    Tigo Guatemala is made up of the 2 entities in the table above, but also by the following less material entities: Comunicaciones Corporativas S.A. (“COMCORP”), Servicios Innovadores de Comunicación y Entretenimiento S.A. (“SICESA”), Distribuidora de Comunicaciones de Occidente S.A. (“COOCSA”), Distribuidora de Comunicaciones de Oriente S.A. (“COORSA”), Distribuidora Internacional de Comunicaciones S.A. (“INTERNACOM”), Servicios Especializados en Telecomunicaciones S.A. (“SESTEL”), Distribuidora Central de Comunicaciones, S.A. (“COCENSA”) and Cloud 2 Nube S.A. ("C2N").
Statement of Financial Position – non-controlling interests

	December 31,
	2022(i)	2021
	(US$ millions)
Colombia	28	83
Panama	—	74
Others	1	—
Total	29	157
Profit (loss) attributable to non-controlling interests

	2022(i)	2021	2020
	(US$ millions)
Colombia	(52)	(40)	(23)
Panama	4	(7)	(18)
Others	—	(1)	—
Total	(48)	(48)	(41)
(i) On June 29, 2022, we purchased the remaining 20% shareholding of our operations Panama (see note A.1.2.).
The summarized financial information for material non-controlling interests in our operations in Colombia and Panama is provided below. This information is based on amounts before inter-company eliminations.
Colombia

	2022	2021	2020
	(US$ millions)
Revenue	1,335	1,414	1,346
Total operating expenses	(492)	(509)	(470)
Operating profit	64	100	129
Net (loss) for the year	(104)	(80)	(46)
50% non-controlling interest in net (loss)	(52)	(40)	(23)
Total assets (excluding goodwill)	1,942	2,336	2,589
Total liabilities	1,890	2,158	2,303
Net assets	52	178	286
50% non-controlling interest in net assets	26	89	143
Consolidation adjustments	2	(6)	(10)
Total non-controlling interest	28	83	133
Dividends and advances paid to non-controlling interest	(2)	(5)	(4)
Net cash from operating activities	250	272	370
Net cash from (used in) investing activities	(289)	(295)	(311)
Net cash from (used in) financing activities	(133)	30	(47)
Exchange impact on cash and cash equivalents, net	(5)	(10)	(15)
Net increase (decrease) in cash and cash equivalents	(178)	(2)	(3)
Panama

	2022(i)	2021	2020
	(US$ millions)
Revenue	651	633	585
Total operating expenses	(207)	(207)	(197)
Operating profit	106	7	(60)
Net profit (loss) for the year	29	(37)	(89)
20% non-controlling interest in net profit (loss)	4	(7)	(18)
Total assets (excluding Millicom's goodwill in Cable Onda)	1,719	1,717	1,734
Total liabilities	1,318	1,347	1,327
Net assets	401	371	407
20% non-controlling interest in net assets	—	74	81
Total non-controlling interest	—	74	81
Net cash from operating activities	148	179	193
Net cash from (used in) investing activities	(117)	(118)	(100)
Net cash from (used in) financing activities	(93)	(43)	(69)
Net increase (decrease) in cash and cash equivalents	(63)	17	24
(i) From January 1 to June 29, 2022, until the purchase of the remaining 20% shareholding of our operations Panama (see note A.1.2.).
The Millicom Group
A. The Millicom Group
The Group comprises a number of holding companies, operating subsidiaries and joint ventures with various combinations of mobile, fixed-line telephony, cable and wireless Pay TV, Broadband Internet and Mobile Financial Services (MFS) businesses.
Subsidiaries Subsidiaries are all entities which Millicom controls. Millicom controls an entity when it is exposed to, or has rights to variable returns from its investment in the entity, and has the ability to affect those returns through its power over the subsidiary. Millicom has power over an entity when it has existing rights that give it the current ability to direct the relevant activities, i.e. the activities that significantly affect the entity’s returns. Generally, control accompanies a shareholding of more than half of the voting rights although certain other factors (including contractual arrangements with other shareholders, voting and potential voting rights) are considered when assessing whether Millicom controls an entity. For example, although Millicom holds less than 50 % of the shares in its Colombian businesses, it holds more than 50 % of shares with voting rights. The contrary may also be true (e.g. Honduras where we own 66.7% of the shares but there is a super majority requirement at the board for decisions about the relevant activities of the operation). Our main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2022 % holding	December 31, 2021 % holding	December 31, 2020 % holding
Telemovil El Salvador S.A. de C.V.	El Salvador	Mobile, MFS, Cable, DTH	100	100	100
Millicom Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Telefonica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, MFS, Cable	100	100	100
Telefonica Celular del Paraguay S.A.	Paraguay	Mobile, MFS, Cable, Pay-TV	100	100	100
Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.) (i).	Panama	Cable, Pay-TV, Internet, DTH, Fixed-line	100	80	80
Grupo de Comunicaciones Digitales, S.A. (formerly Telefonica Moviles Panama, S.A.)(ii)	Panama	Mobile	100	80	80
Telefonia Celular de Nicaragua S.A. (ii)	Nicaragua	Mobile	100	100	100
Colombia Móvil S.A. E.S.P. (iii)	Colombia	Mobile	50-1 share	50-1 share	50-1 share
UNE EPM Telecomunicaciones S.A.(iii)	Colombia	Fixed-line, Internet, Pay-TV, Mobile	50-1 share	50-1 share	50-1 share
Edatel S.A. E.S.P. (iii)	Colombia	Fixed-line, Internet, Pay-TV, Cable	50-1 share	50-1 share	50-1 share
Comunicaciones Celulares S.A. (iv) (v)	Guatemala	Mobile, MFS	100	100	55
Navega.com S.A. (iv) (v)	Guatemala	Cable, DTH	100	100	55
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations B.V.	Netherlands	Holding Company	100	100	100
Millicom Telecommunications S.A.	Luxembourg	Holding Company	100	100	100
InfraCo S.A.	Luxembourg	Holding Company	100	na	na
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
MIC Latin America B.V.	Netherlands	Holding Company	100	100	100
Millicom Holding B.V.	Netherlands	Holding Company	100	100	100
Millicom International Services LLC	USA	Services Company	100	100	100
Millicom Services UK Ltd	UK	Services Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100
* Also reflects the voting interest, except in Colombia where voting interest is 50% + 1 share for each of the three entities.
(i)    Acquisition completed on December 13, 2018. Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.) is fully consolidated as Millicom has the majority of voting shares to direct the relevant activities. See note A.1.2..
(ii)    Companies acquired during 2019. See note A.1.2..
(iii)    Fully consolidated as Millicom has the majority of voting shares to direct the relevant activities.
(iv) Acquisition completed on November 12, 2021(see Note A.1.2.). Millicom now owns 100% equity interest in Tigo Guatemala compared to 55% before the transaction. While Millicom owned more than 50% of the shares in these entities and had the right to nominate a majority of the directors of each of these entities, key decisions over the relevant activities were taken by a super majority vote. This effectively gave either shareholder the ability to veto any decision and therefore neither shareholder had sole control over the entity. Therefore, the operations of these joint ventures were accounted for under the equity method. See note A.2.1..
(v)    Tigo Guatemala is made up of the 2 entities in the table above, but also by the following less material entities: Comunicaciones Corporativas S.A. (“COMCORP”), Servicios Innovadores de Comunicación y Entretenimiento S.A. (“SICESA”), Distribuidora de Comunicaciones de Occidente S.A. (“COOCSA”), Distribuidora de Comunicaciones de Oriente S.A. (“COORSA”), Distribuidora Internacional de Comunicaciones S.A. (“INTERNACOM”), Servicios Especializados en Telecomunicaciones S.A. (“SESTEL”), Distribuidora Central de Comunicaciones, S.A. (“COCENSA”) and Cloud 2 Nube S.A. ("C2N").
A.1.1. Accounting for subsidiaries and non-controlling interests Subsidiaries are fully consolidated from the date on which control is transferred to Millicom. If facts and circumstances indicate that there are changes to one or more of the elements of control, a reassessment is performed to determine if control still exists. Subsidiaries are de-consolidated from the date that control ceases. Transactions with non-controlling interests are accounted for as transactions with equity owners of the Group. Gains or losses on disposals of non-controlling interests are recorded in equity. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is also recorded in equity.Acquisition of subsidiaries and changes in non-controlling interests in subsidiaries
Scope changes 2022
As of June 14, 2022, the Group received the formal notification from the minority shareholders of Telecomunicaciones Digitales, S.A (formerly Cable Onda S.A.) confirming the exercise of their put option right to sell their remaining 20% shareholding to Millicom for an amount of approximately $290 million. The transaction was closed on June 29, 2022 and the payment was applied against the already recorded put option liability of $290 million. As a result, the non-controlling interests' carrying value of $78 million have been transferred to the Group's equity.

Scope changes 2021
On November 12, 2021, Millicom announced that it has closed the previously-announced agreement to acquire the remaining 45% equity interest in its joint venture business in Guatemala (collectively, "Tigo Guatemala") from its local partner for $2.2 billion in cash. The acquisition has been financed through a bridge facility (see note C.3.).
The acquisition has been determined as a business combination achieved in stages, requiring Millicom to remeasure its 55% previously held equity investment in Tigo Guatemala at its acquisition date fair value ($2,683 million); the resulting gain has been recognized in the 2021 statement of income under the line "Revaluation of previously held interests" and is included in the goodwill calculation.
The goodwill is attributable to the workforce and the high profitability of Tigo Guatemala. It is currently not expected to be tax deductible. From November 12, 2021 to December 31, 2021, Tigo Guatemala contributed $223 million of revenue and a net profit of $43 million to the Group. If Tigo Guatemala had been acquired on January 1, 2021 incremental revenue for the year 2021 would have been $1.38 billion and incremental net profit for the same period of $147 million. Acquisition related costs included in the statement of income under operating expenses were immaterial.
Finalization of Purchase Accounting
During the first half of 2022, Millicom has finalized the purchase accounting and determined the fair values of Tigo Guatemala's identifiable assets and liabilities. Comparative figures as of December 31, 2021, have been restated accordingly. The finalization of the purchase accounting had an effect on the following financial position line items previously reported as of December 31, 2021:

$ millions	December 31, 2021	Impact of the finalization of the purchase accounting of Guatemala	December 31, 2021	Reason for the change
	As reported		As restated
STATEMENT OF FINANCIAL POSITION
ASSETS
Intangible assets, net	7,721	(163)	7,558	(i)
Property, plant and equipment, net	3,198	184	3,382	(ii)
Right-of-use asset (non-current), net	1,008	17	1,024	(iii)
Prepayments and accrued income	168	(2)	166
Other current assets	302	(33)	269
LIABILITIES
Provisions and other current liabilities	546	2	548
(i) Impact on intangibles resulting from the adjustments explained below.
(ii) See updated fair values section below. It mainly relates to property, plant and equipment step up.
(iii) See updated fair values section below. It relates to remeasurement of the right of use assets.

The impact of the finalization of Tigo Guatemala's purchase accounting on the 2021 Group statement of income is immaterial. Therefore, no adjustments were made in that respect on comparative figures.
The table below shows the changes in fair values compared to the values reported as of December 31, 2021.

At acquisition date - November 12, 2021 (in millions of U.S. dollars)	Provisional fair values (100%) ($ millions)	Final fair values (100%) ($ millions)	Changes
Intangible assets (excluding goodwill)(i)	1,294	1,917	623
Property, plant and equipment(ii)	547	731	184
Right of use assets(iii)	189	205	17
Other non-current assets	5	5	—
Current assets (excluding cash)	210	210	—
Trade receivables(iv)	42	42	—
Cash and cash equivalents	199	199	—
Total assets acquired	2,486	3,309	823
Lease liabilities(iii)	205	205	—
Other debt and financing	417	417	—
Other liabilities	281	281	—
Total liabilities assumed	903	903	—
Fair value of assets acquired and liabilities assumed, net - A	1,583	2,406	823
Purchase consideration (45%) - B	2,195	2,195	—
Implied fair value (100% of business) - C	4,877	4,877	—
Carrying value of our investment in joint venture at acquisition date - D	2,013	2,013	—
Goodwill arising on change of control - B+D-A=E	2,625	1,802	(823)
Revaluation of previously held interests - C-B-D=F(v)	670	670	—
Total goodwill - E+F=G	3,295	2,472	(823)
(i)     Fair value step-up have been recognized mainly on the following intangible assets:
a) the customer lists for an amount of $514 million, with estimated weighted average useful lives of 9.3 years.
b) the spectrum and licenses held by Tigo Guatemala for $51 million, with a remaining useful life of 11 years.
c) the trademarks and brand held and operated by Tigo Guatemala for $62 million, bringing its carrying value to $910 million. Management determined that the latter have indefinite useful lives.
(ii)     A fair value step-up of $184 million has been recognized on property, plant and equipment, mainly on the core network, network equipment and owned towers. The weighted average remaining useful live is estimated at 6 years.
(iii)     The Group measured the lease liability at the present value of the remaining lease payments (as defined in IFRS 16) as if the acquired lease were a new lease at the acquisition date. The right-of-use assets have been adjusted by $17 million to be measured at the same amount as the lease liabilities.
(iv)     The fair value of trade receivables acquired approximate their carrying value of $42 million.
(v)     The acquisition has been determined as a business combination achieved in stages, requiring Millicom to remeasure its 55% previously held equity investment in Tigo Guatemala at its acquisition date fair value; the resulting gain has been recognized in the statement of income under the line "Revaluation of previously held interests" and is included in the goodwill calculation (see above).

The following valuation methods and key estimates were used for the valuation of the main classes of fixed assets:

Major class of assets	Valuation method	Key assumption 1	Key assumption 2	Key assumption 3
Trademark	Income approach - Relief from royalty method	Discount rate: 8.5%	Royalty rate: 5%	Indefinite life
Customer lists	Income approach - Multi-Period Excess Earnings Method	Discount rate: 10%
Attrition rates:
•Mobile prepaid: Forecasted period average 38.9%, 36.9% afterwards
•Mobile Postpaid: Forecasted period average 20.5%, 16.6% afterwards
•B2B: 13%
•Home: Forecast Period average: 27.3%, 27.9% afterwards

ARPU:
•Mobile prepaid: Forecasted period average $5.7, $5.1 afterwards
•Mobile Postpaid: Forecasted period average $28.7, $29.8 afterwards
•B2B: Forecasted period average $348.4, $383.5 afterwards
•Home: Forecast Period average: $38, $41.1 afterwards

Spectrum	Market approach - Comparable transactions multiple based	Discount rate: 8%	Fair value of each license is based on selected market price (USD/MHz/capital/year), as well as the remaining period, bandwidth and population coverage under each license	n/a
Property, plant and equipment	Land – Sales comparison approach
Building and site improvements – Cost approach
Leasehold improvements – Indirect cost approach
Machinery and equipment – Indirect cost approach
Tower assets – Direct cost approach

Various asset class specific indices considered, from the bureau of labor statistics, to estimate the reproduction cost new (“RCN“), e.g.:

•Core network, HW core, CPE, antennas, EQ HW BTS, HW BTS, network security equipment and routers: PPI industry data for Communications equipment (BLS)
•Wire working machinery, fiber optics cable, fiber ring equipment, RF components and telecommunication jumper: PPI industry data for Communication & energy wire & cable (BLS)
•Components for information technology, computer equipment, handsets and security surveillance equipment: PPI industry group data for Computer & peripheral equipment (BLS)
•Tower civil works and leasehold improvements: Building cost index (MVS 2022)
RCN of tower assets based on current prices depending on the tower category (guyed, monopole, self supported or rooftop), construction type (concrete, lattice, steel, etc.) and height
Economic useful lives considered, according to the American Society of Appraisers:

•Buildings: 35 to 40 years
•Leasehold improvements, towers, tower civil works, fiber ring post, lifting equipment, measuring and observing/testing instruments, wire working machinery, generators, air conditioned, antennas and fiber optic cable: 12 to 15 years
•Core network, HW core, mobile messaging platforms, fire protection, security surveillance equipment, battery, CPE, EQ HW BTS, RF components, routers, telecommunication jumper, vehicles and industrial trucks: 5 to 10 years
•Network security equipment and IT equipment: 3 years

Scope changes 2020
Disposal of subsidiaries
Tanzania
As from March 10, 2022, and in accordance with IFRS 5, all assets and liabilities of our operations in Tanzania were classified as held for sale and their results have been removed from the results of continuing operations and are shown as a single line item on the face of the statement of comprehensive income under 'Profit (loss) from discontinued operations, net of tax'. Comparative figures of the statement of income have been re-presented accordingly.
On April 5, 2022, Millicom completed the sale for an initial cash consideration of approximately $101 million (subject to final price adjustment). As per the sale agreement, the initial sale price is adjusted to consider some outstanding tax and legal contingencies which management believes is sufficient to cover any future claims on pre-closing matters. Should the price adjustments not be sufficient, Millicom might be liable and need to make additional provisions that are not covered by the latter. In addition, the agreement also provides an IPO(i) adjustment clause valid until April 5, 2024, whereby Millicom would reimburse the buyer for any negative difference between the share price per share on the IPO date and the one implied by this sale. As of December 31, 2022, no additional provisions have been made by management in respect of the aforementioned items.
(a)     The net assets de-consolidated on the date of the disposal, as well as the gain on disposal, were as follows:

Details of the sale of the subsidiary ($ millions)	April 5, 2022
Carrying amount of net assets sold (A)	(79)
Initial sale consideration (B)	101
Gross gain on sale (B) - (A)	180
Other operating expenses linked to the disposal	(11)
Other operating income/expenses, net	(5)
Gain on sale before reclassification of foreign currency translation reserve	165
Reclassification of foreign currency translation reserve	(56)
Net gain on sale	109

(i) The Tanzanian government implemented in 2016 legislation requiring telecommunications companies to list their shares on the Dar es Salaam Stock Exchange and offer 25% of their shares in a Tanzanian public offering. The ´Tanzania Communications Regulatory Authority´ (TCRA) ordered the Tanzanian operations to complete such public offering by December 31, 2025, at the latest.
(b)    The operating results and cash flows of the discontinued operation for the years ended December 31, 2022, December 31, 2021 and December 31, 2020 are set out below. The figures shown below are after inter-company eliminations.

Results from Discontinued Operations (in millions of U.S. dollars)	Twelve months ended December 31, 2022	Twelve months ended December 31, 2021	Twelve months ended December 31, 2020
Revenue	88	357	366
Cost of sales	(26)	(104)	(111)
Operating expenses	(27)	(131)	(126)
Depreciation and amortization	(21)	(83)	(89)
Other operating income (expenses), net	4	1	(9)
Gain/(loss) on disposal of discontinued operations	120	—	—
Other expenses linked to the disposal of discontinued operations	(11)	—	(1)
Operating profit (loss)	127	39	32
Interest income (expense), net	(12)	(36)	(64)
Other non-operating (expenses) income, net	—	(1)	1
Profit (loss) before taxes	116	3	(31)
Credit (charge) for taxes, net	(3)	(31)	(29)
Net profit/(loss) from discontinued operations	113	(28)	(60)

Cash flows from discontinued operations (in millions of U.S. dollars)	Twelve months ended December 31, 2022	Twelve months ended December 31, 2021	Twelve months ended December 31, 2020
Cash from operating activities, net	18	87	69
Cash from (used in) investing activities, net	(10)	(46)	(43)
Cash from (used in) financing activities, net	(9)	(35)	(34)
Net cash inflows (outflows)	(1)	5	(8)

Chad
On June 26, 2019, the Group completed the disposal of its operations in Chad for a cash consideration of $110 million. In August 2020, the Group and the buyer of our operations in Chad agreed on a final price adjustment of $8 million in favor of the buyer. This price adjustment had been disbursed in September 2020 and recorded under the results from discontinued operations in the Group's 2020 statement of income.
Other disposals
For the years ended December 31, 2022, 2021 and 2020, Millicom did not dispose of any other significant investments.Summarized financial information relating to significant subsidiaries with non-controlling interests Statement of Financial Position – non-controlling interests

	December 31,
	2022(i)	2021
	(US$ millions)
Colombia	28	83
Panama	—	74
Others	1	—
Total	29	157
Profit (loss) attributable to non-controlling interests

	2022(i)	2021	2020
	(US$ millions)
Colombia	(52)	(40)	(23)
Panama	4	(7)	(18)
Others	—	(1)	—
Total	(48)	(48)	(41)
(i) On June 29, 2022, we purchased the remaining 20% shareholding of our operations Panama (see note A.1.2.).
The summarized financial information for material non-controlling interests in our operations in Colombia and Panama is provided below. This information is based on amounts before inter-company eliminations.
Colombia

	2022	2021	2020
	(US$ millions)
Revenue	1,335	1,414	1,346
Total operating expenses	(492)	(509)	(470)
Operating profit	64	100	129
Net (loss) for the year	(104)	(80)	(46)
50% non-controlling interest in net (loss)	(52)	(40)	(23)
Total assets (excluding goodwill)	1,942	2,336	2,589
Total liabilities	1,890	2,158	2,303
Net assets	52	178	286
50% non-controlling interest in net assets	26	89	143
Consolidation adjustments	2	(6)	(10)
Total non-controlling interest	28	83	133
Dividends and advances paid to non-controlling interest	(2)	(5)	(4)
Net cash from operating activities	250	272	370
Net cash from (used in) investing activities	(289)	(295)	(311)
Net cash from (used in) financing activities	(133)	30	(47)
Exchange impact on cash and cash equivalents, net	(5)	(10)	(15)
Net increase (decrease) in cash and cash equivalents	(178)	(2)	(3)
Panama

	2022(i)	2021	2020
	(US$ millions)
Revenue	651	633	585
Total operating expenses	(207)	(207)	(197)
Operating profit	106	7	(60)
Net profit (loss) for the year	29	(37)	(89)
20% non-controlling interest in net profit (loss)	4	(7)	(18)
Total assets (excluding Millicom's goodwill in Cable Onda)	1,719	1,717	1,734
Total liabilities	1,318	1,347	1,327
Net assets	401	371	407
20% non-controlling interest in net assets	—	74	81
Total non-controlling interest	—	74	81
Net cash from operating activities	148	179	193
Net cash from (used in) investing activities	(117)	(118)	(100)
Net cash from (used in) financing activities	(93)	(43)	(69)
Net increase (decrease) in cash and cash equivalents	(63)	17	24
(i) From January 1 to June 29, 2022, until the purchase of the remaining 20% shareholding of our operations Panama (see note A.1.2.).
Joint ventures
Joint ventures are businesses over which Millicom exercises joint control as decisions over the relevant activities of each, such as the ability to upstream cash from the joint ventures, require unanimous consent of shareholders. Millicom determines the existence of joint control by reference to joint venture agreements, articles of association, structures and voting protocols of the board of directors of those ventures.
At December 31, 2022, the equity accounted net assets of our joint venture in Honduras totaled $401 million (December 31, 2021: $406 million). These net assets do not necessarily represent statutory reserves available for distribution as these include consolidation adjustments (such as goodwill and identified assets and assumed liabilities recognized as part of the purchase accounting). Out of these net assets, $3 million (December 31, 2021: $3 million) represent statutory reserves that are unavailable to be distributed to the Group. During the year ended December 31, 2022, Millicom's joint venture in Honduras repatriated cash of $85 million in the form of management fees, dividend advances and repayment of a shareholder loan. For the same period last year, Millicom's joint ventures in Guatemala and Honduras repatriated cash of $62 million, out of which $13 million corresponding to other operating receivables remain outstanding.
Our main joint ventures are as follows:

Entity	Country	Activity	December 31, 2022 % holding	December 31, 2021 % holding
Telefonica Celular S.A. (i)	Honduras	Mobile, MFS	66.7	66.7
Navega S.A. de CV (i)	Honduras	Cable	66.7	66.7
Bharti Airtel Ghana Holdings B.V.	Netherlands	Holding Company	50	50
(i)Millicom owns more than 50% of the shares in these entities and has the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities must be taken by a super majority vote. This effectively gives either shareholder the ability to veto any decision and therefore neither shareholder has sole control over the entity. Therefore, the operations of these joint ventures are accounted for under the equity method.

On October 13, 2021, Millicom, along with its joint venture partner Bharti Airtel Limited, closed the disposal of AirtelTigo Ghana to the Government of Ghana. As part of the closing conditions, each partner committed and paid $37.5 million for the reimbursement of certain local bank facilities which had been provided for in the statement of income under the line "Profit (loss) from other joint ventures and associates, net". Millicom still owns 50% of the holding company Bharti Airtel Ghana Holdings B.V..
The carrying values of Millicom’s investments in joint ventures were as follows:
Carrying value of investments in joint ventures at December 31

	2022	2021
	(US$ millions)
Honduras operations (i)	590	596
Total	590	596
(i)    Includes all the companies under the Honduras groups.
The table below summarizes the movements for the year in respect of the Group’s joint ventures carrying values:

Honduras (i)
(US$ millions)
Opening balance at January 1, 2021	610
Results for the year	27
Dividends declared during the year	(34)
Currency exchange differences	(7)
Closing balance at December 31, 2021	596
Capital increase	3
Results for the year	32
Dividends declared during the year	(35)
Currency exchange differences	(7)
Closing balance at December 31, 2022	590
(i)    Share of profit is recognized under ‘Share of profit in joint ventures’ in the statement of income for the year ended December 31, 2022.
At December 31, 2022 and 2021 the Group had not incurred obligations, nor made payments on behalf of the Honduras operations.Accounting for joint ventures
Joint ventures are accounted for using the equity method of accounting and are initially recognized at cost (calculated at fair value if it was a subsidiary of the Group before becoming a joint venture). The Group’s investments in joint ventures include goodwill (net of any accumulated impairment loss) on acquisition.
The Group’s share of post-acquisition profits or losses of joint ventures is recognized in the consolidated statement of income and its share of post-acquisition movements in reserves is recognized in reserves. Cumulative post-acquisition movements are adjusted against the carrying amount of the investments. When the Group’s share of losses in a joint venture equals or exceeds its interest in the joint venture, including any other unsecured receivables, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the joint ventures.
Gains on transactions between the Group and its joint ventures are eliminated to the extent of the Group’s interest in the joint ventures. Losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. Dilution gains and losses arising in investments in joint ventures are recognized in the statement of income.
After application of the equity method, including recognizing the joint ventures’ losses, the Group applies IFRS 9 to determine whether it is necessary to recognize any additional impairment loss with respect to its net investment in the joint venture.Material joint ventures – Honduras, Guatemala and Ghana operations Summarized financial information of the Honduras, Guatemala (until acquisition the remaining 45% equity interest, see note A.1.2.) and Ghana (until disposal in 2021) operations is as follows. This information is based on amounts before inter-company eliminations.
Honduras

	2022	2021	2020
	(US$ millions)
Revenue	586	589	552
Depreciation and amortization	(112)	(124)	(132)
Operating profit	111	99	77
Financial income (expenses), net	(29)	(34)	(24)
Profit before taxes	80	62	58
Charge for taxes, net	(31)	(22)	(19)
Profit for the year	49	40	39
Net profit for the year attributable to Millicom	32	27	27
Dividends and advances paid to Millicom	9	—	24
Total non-current assets (excluding goodwill)	404	473	461
Total non-current liabilities	384	362	533
Total current assets	182	176	300
Total current liabilities	220	305	236
Total net assets	(17)	(18)	(8)
Group's share in %	66.7%	66.7%	66.7%
Group's share in USD millions	(12)	(12)	(5)
Goodwill and consolidation adjustments	601	608	615
Carrying value of investment in joint venture	590	596	610

Cash and cash equivalents	27	39	60
Debt and financing – non-current	334	267	390
Debt and financing – current	23	73	10
Net cash from operating activities	162	166	151
Net cash from (used in) investing activities	(109)	(89)	(145)
Net cash from (used in) financing activities	(64)	(98)	14
Net (decrease) increase in cash and cash equivalents	(12)	(21)	20
Guatemala

	2021 (ii)	2020(i)
	(US$ millions)
Revenue	1,379	1,503
Depreciation and amortization	(282)	(323)
Operating profit	462	452
Financial income (expenses), net (i)	(40)	(95)
Profit before taxes	432	347
Charge for taxes, net	(99)	(83)
Profit for the year	333	264
Net profit for the year attributable to Millicom	183	144
Dividends and advances paid to Millicom	13	47

Cash and cash equivalents	N/A	188
Debt and financing – non-current	N/A	619
Debt and financing – current	N/A	24
Net cash from operating activities	611	598
Net cash from (used in) investing activities	(192)	(289)
Net cash from (used in) financing activities	(406)	(308)
Exchange impact on cash and cash equivalents, net	1	(2)
Net increase (decrease) in cash and cash equivalents	13	(1)
(i)    In 2020, Financial expenses included a $18 million charge related to early redemption of bonds.
(ii) Information for the statement of income and cash flows is for the period from January 1 to November 12, 2021. No information is disclosed on statement of financial position items as these are now fully consolidated in the Group numbers.
AirtelTigo Ghana
Our joint investment in AirtelTigo Ghana has been disposed of in 2021. The only material effect for 2021 year's statement of income is the loss recognized on the exit financing which is further explained in note A.2.. Therefore, only 2020 financial information is disclosed in the table below.

2020
(US$ millions)
Revenue	132
Depreciation and amortization	(42)
Operating loss	(30)
Financial income (expenses), net	(41)
Loss before taxes	(85)
Charge for taxes, net	—
Loss for the period	(85)
Net loss for the period attributable to Millicom	0

Cash and cash equivalents	1
Debt and financing – non-current	289
Debt and financing – current	40

Net cash from (used in) operating activities	(8)
Net cash from (used in) investing activities	—
Net cash from (used in) financing activities	4
Net decrease in cash and cash equivalents	(4)
Impairment of investment in joint ventures
While no impairment triggers were identified for the Group’s investments in joint ventures in 2022, according to its policy, management have completed an impairment test for its joint ventures in Honduras.
The Group’s investments in Honduras operations was tested for impairment by assessing the recoverable amount (using a value in use model based on discounted cash flows) against the carrying amount. The cash flow projections used were extracted from financial budgets approved by management and reviewed by the Board (refer to note E.1.6. for further details on impairment testing). Cash flows beyond this period have been extrapolated using a perpetual growth rate of 1% (2021: 1%). Discount rate used in determining recoverable amount was 14.2% (2021: 8.9%).
For the year ended December 31, 2022 and 2021, and as a result of the impairment testing described above, management concluded that the Group’s investments for its joint ventures in Honduras should not be impaired.
Sensitivity analysis was performed on key assumptions within the impairment tests. The sensitivity analysis determined that sufficient headroom exists from realistic changes to the assumptions that would not impact the overall results of the testing.Investments in associates
Millicom has significant influence over immaterial associates as shown below:

			December 31, 2022	December 31, 2021
Entity	Country	Activity(ies)	% holding	% holding
Africa
West Indian Ocean Cable Company Limited (WIOCC) (i)	Republic of Mauritius	Telecommunication carriers’ carrier	—	9.1
Latin America
MKC Brilliant Holding GmbH (LIH)	Germany	Online marketplace, retail and services	35.0	35.0
Unallocated
Milvik AB (ii)	Sweden	Other	—	9.0
(i) Divested as a result of the disposal of our Tanzanian operations (see note A.4.).
(ii) In December 2022, Millicom relinquished its seat at the board of directors of Milvik AB ("Milvik") and therefore lost its significant influence in accordance with IAS 28. As a result, the Group stopped equity accounting for its investment in Milvik and classified it as a financial asset measured at fair value in accordance with IFRS 9.
At December 31, 2022 and 2021, the carrying value of Millicom’s main associates was as follows:
Carrying value of investments in associates at December 31

	2022	2021
	(US$ millions)
Milvik AB	—	8
West Indian Ocean Cable Company Limited (WIOCC)	—	14
Total	—	22
Accounting for investments in associates The Group accounts for associates in the same way as it accounts for joint ventures.Impairment of interests in associates MKC Brilliant Holding GmbH (LIH) Millicom’s 35.0% investment in LIH had been fully impaired in two stages (by $40 million in 2016 and $48 million in 2017) as a result of the annual impairment test conducted back then. The impairment test performed in 2022 confirmed this conclusion.Discontinued operations
A.4.1. Classification of discontinued operations
Discontinued operations are those which have identifiable operations and cash flows (for both operating and management purposes) and represent a major line of business or geographic area which has been disposed of, or are held for sale. Revenue and expenses associated with discontinued operations are presented retrospectively in a separate line in the consolidated statement of income.
Millicom’s discontinued operations In accordance with IFRS 5 and as further explained in Note A.1.3. , the Group’s former businesses in Tanzania and Chad had been classified as discontinued operations. For further details on Assets held for sale, refer to note E.4.
In accordance with IFRS 5, financial information relating to discontinued operations for the years ended December 31, 2022, 2021 and 2020 is set out below. Figures shown below are after intercompany eliminations.
Results from discontinued operations

	December 31
	2022	2021	2020
	(US$ millions)
Revenue	88	357	366
Cost of sales	(26)	(104)	(111)
Operating expenses	(27)	(131)	(126)
Other expenses linked to the disposal of discontinued operations	(11)	—	(1)
Depreciation and amortization	(21)	(83)	(89)
Other operating income (expenses), net	4	1	(9)
Gain/(loss) on disposal of discontinued operations	120	—	—
Operating profit (loss)	127	39	32
Interest income (expense), net	(12)	(36)	(64)
Other non-operating (expenses) income, net	—	(1)	1
Profit (loss) before taxes	116	3	(31)
Credit (charge) for taxes, net	(3)	(31)	(29)
Net profit/(loss) from discontinued operations	113	(28)	(60)

Cash flows from discontinued operations

	December 31
	2022	2021	2020
	(US$ millions)
Cash from operating activities, net	18	87	69
Cash from (used in) investing activities, net	(10)	(46)	(43)
Cash from (used in) financing activities, net	(9)	(35)	(34)